The UBS Funds	Supplement

The UBS Funds
UBS International Equity Fund

August 30, 2013

Dear Investor,

The Board of Trustees of The UBS Funds approved a name change and investment strategy modifications for the UBS International Equity Fund (the “Fund”) that will become effective on or about October 28, 2013.  UBS Global Asset Management (Americas) Inc. (the “Advisor”) believes these modifications will better align the Fund’s investment strategies with its view of market opportunities, better position it from a competitive standpoint, and result in better risk-adjusted returns for the Fund as a whole.

Highlights
•	The Fund’s name will change from UBS International Equity Fund to UBS Global Sustainable Equity Fund.
•	The Fund will employ a screening process with regard to its securities selection to reflect the Fund’s focus on sustainable securities.
•	Bruno Bertocci and Shari Gilfillan will replace Nicholas Irish and Stephan Maikkula as portfolio managers for the Fund.
What will change
•	The Fund’s name will change to UBS Global Sustainable Equity Fund to better reflect its underlying investment strategy.
•
The Fund will, under normal market conditions, invest primarily (at least 65% of its total assets) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.  Up to 35% of the Fund’s assets may be invested in U.S. equity securities.

•
The Advisor will employ both a positive and negative screening process with regard to securities selection for the Fund.  The negative screening process will exclude securities related to alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography from the Fund’s portfolio.  The positive screening process will identify securities of companies that are fundamentally attractive, have superior valuation characteristics and have a positive business model that benefit from sustainability trends.  The Advisor focuses on four broad themes with respect to positive screens: energy efficiency, environmental, health care and social improvement related companies.

•	In light of these strategy changes, the Fund’s benchmark will be changed from the MSCI World ex-US Index to the MSCI World Index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-637